Exhibit 99.1

Synthesis Energy Systems to Focus on Maximizing Positive Financial Results

in China Through Revised and Extended Agreement with Crystal Vision Energy

Scope of Collaboration to Include Existing and New China Assets, Capital Raising

Services, Potential Acquisitions for SES China and Management Services

HOUSTON – December 26, 2012—Synthesis Energy Systems, Inc. (NASDAQ: SYMX) (“SES”) today announced that it has entered into a revised services agreement with Crystal Vision Energy Limited (“CVE”) focused on growth of SES China, the Company’s China business platform, via capital raising, M&A, and management services.

Under terms of the agreement, CVE will provide important executive leadership and management services focused on delivering key objectives for SES China over the next 12 months. These include the restructuring of the Zaozhuang Joint Venture plant, or ZZ, to achieve profitable operations, the successful ramp up of methanol sales from the Yima Joint Venture plant with the goal of full commercial production during the first half of calendar 2013, and delivering SES China platform level funding and financing required for acquisition initiatives currently under development by SES China intended to provide near term earnings. In addition, CVE has assigned an acting full time Managing Director for SES China at its China headquarters in Shanghai with significant experience in running infrastructure businesses in China and in successfully executing and integrating mergers and acquisitions.

To effectively lead delivery of results from the key objectives and to develop new strategic business opportunities in China, SES has established a senior level executive steering committee for its SES China business led by Colin Tam of CVE who reports to SES’ CEO. As part of the services provided by CVE, Stephen Chow, a representative of CVE, will act as the Managing Director of SES China. Mr. Chow has a long and distinguished career in China with executive experience from Mobil Oil and later with BP where he led BP’s LPG business in China. Mr. Chow also served as President of Titan Petrochemicals Group, a Hong Kong listed petrochemical company providing oil supply, trading, storage and downstream distribution services in the Asia-Pacific region. More recently, Mr. Chow was the CEO of Huatong Energy Group, a division of AEI China Gas, where together with Colin Tam he led the acquisition and integration of three Chinese downstream gas conglomerates in Shanghai, Beijing and Hubei to form Huatong Energy.

“I am pleased to continue our collaboration with Colin Tam and his CVE team. We are all committed to achieving the key objectives for ZZ, Yima and the China acquisition activities currently underway, with a goal of delivering important operating cash flows from our SES China business across 2013, as intended,” stated Robert Rigdon, president and CEO. “With assistance from CVE, over the past six months SES China has strengthened its focus on business operations and SES successfully completed the $15.5 million strategic equity investment from Hongye (Inner Mongolia) and Shanghai Zhongmo (Shanghai). Our strategic direction for SES China is to create a China centric operation that will leverage our technology to participate in China’s ever growing coal resources, fuels, gas, fertilizers, chemicals and renewable resources businesses with a long term goal of listing our SES China business in Hong Kong or other regional exchanges.”

Colin Tam, Executive Chairman of Crystal Vision Energy Ltd., stated, “I am very pleased to see CVE and SES continue to work together to grow the SES China business. With our Yima project very close to producing its first methanol and with the planned ramp up to full capacity from this large project, I believe the value of SES’ technology applying to the low quality coal in China is now ready to be fully realized.”

Mr. Tam added, “Our initial work with potential partners and investors in SES China is very encouraging and we believe 2013 will be an important year of progress for SES in China. Together we intend to fund and complete near term strategic M&A transactions for SES China with a goal to deliver near term financial results.”

About Crystal Vision Energy Limited

Founded by Colin S. Tam and Samson Ng, CVE provides advisory, business development and asset management services to foreign companies that are interested in doing business in China or selected Asian countries. CVE, based in Hong Kong and Beijing, also provides similar services to Chinese companies and investors who are entering the international market. The CVE team brings extensive experience, expertise and a proven track record in project development, financing, operations and management of the government approvals process in China.

About Synthesis Energy Systems, Inc.

SES provides technology, equipment and engineering services for the conversion of low rank, low cost coal and biomass feedstocks into energy and chemical products. Its strategy is to create value through providing technology and equipment in regions where low rank coals and biomass feedstocks can be profitably converted into high value products through its proprietary U-GAS® fluidized bed gasification technology, which SES licenses from the Gas Technology Institute. U-GAS® gasifies coal cost effectively, without many of the harmful emissions normally associated with coal combustion plants. The primary advantages of U-GAS® relative to other gasification technologies are (a) greater fuel flexibility provided by the ability of SES to use all ranks of coal (including low rank, high ash and high moisture coals, which are significantly cheaper than higher grade coals), many coal waste products and biomass feed stocks; and (b) the ability of SES to operate efficiently on a smaller scale, which enables the construction of plants more quickly, at a lower capital cost, and, in many cases, in closer proximity to coal sources. SES currently has offices in Houston, Texas, and Shanghai, China. For more information on SES and SRS, please visit www.synthesisenergy.com or call (713) 579-0600.

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SES Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations including its China platform initiative, its ability to reduce operating costs, the limited history and viability of its technology, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries, its ability to diversify, its ability to complete the restructuring of the ZZ Joint Venture, its ability to obtain the necessary approvals and permits for its future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project as well as the ability of the Yima project to produce revenues and earnings, the sufficiency of internal controls and procedures, its ability to effect the proposed ZJX/China Energy transaction based on its ongoing discussions with ZJX and China Energy, its ability to grow its business and generate revenues and earnings as a result of its proposed China and India platform initiatives and its relationship with Crystal Vision Energy, as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Important Notice from SES

In connection with the proposed ZJX/China Energy transaction, SES has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and intends to mail the definitive proxy statement to the stockholders of SES. SES and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of SES in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statement to be filed by SES with the SEC.

You may obtain the preliminary statement and, when available, the definitive proxy statement, for free by visiting EDGAR on the SEC website at www.sec.gov. Investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

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Contact:

Synthesis Energy Systems, Inc.

Kevin Kelly

Chief Accounting Officer

(713) 579-0600

Kevin.Kelly@synthesisenergy.com

MBS Value Partners, LLC (Investors)

Matthew D. Haines

Managing Director

(212) 710-9686

Matt.Haines@mbsvalue.com

Feintuch Communications (Media)

Emily Simmons

Account Executive

(212) 808-4904

SES@feintuchpr.com

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